UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: July 19, 2024

(Date of earliest event reported)

AI Unlimited Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-56573	88-1455444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

LEVEL 11, 9255 W. Sunset Blvd.

West Hollywood, CA 90069

(Address of principal executive offices, including zip code)

(800) 309-5983

(Registrant’s telephone number, including area code)

LEVER GLOBAL CORPORATION

(Former name or former address, if changed since the last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common, par value $0.0001	LVER	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by a check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation; Change in Fiscal Year

On July 19, 2024, Lever Global Corporation (the “Company”) filed certificate of amendment of certificate of incorporation (the “Amendment”) with the Secretary of the State of Delaware to change the Company’s name to from “Lever Global Corporation” to “AI Unlimited Group, Inc.” effective as of July 19, 2024.

The Company shall file an Issuer Company-Related Action Notification Form with FINRA to reflect the name change and a new stock symbol.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment, which is attached hereto as Exhibit 3.1, and incorporated herein by reference.

Item 9.01 Exhibits

(d) Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment of Certificate of Incorporation, dated July 19, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AI Unlimited Group, Inc.

July 24, 2024	By:	/s/ Trent McKendrick
Date		Trent McKendrick
Chief Executive Officer